Execution Copy

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                          Registration Rights Agreement



                          Dated as of February 1, 2000



                                      among



                         Alliant Energy Resources, Inc.,



                           ALLIANT ENERGY CORPORATION



                                       and



                              MERRILL LYNCH & CO.,
               Merrill Lynch, Pierce, Fenner & Smith Incorporated


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

                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement (the "Agreement") is made and entered into this 1st day of February, 2000, among Alliant Energy Resources, Inc., a Wisconsin corporation (the "Company"), Alliant Energy Corporation, a Wisconsin corporation (the "Parent"), and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Initial Purchaser").

               This Agreement is made pursuant to the Purchase Agreement, dated January 26, 2000, among the Company, the Parent, as guarantor, and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of 5,166,052 (or 5,940,960 if the over-allotment option is exercised in full) Exchangeable Senior Notes due 2030 (the "Securities"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company and the Parent have agreed to provide to the Initial Purchaser and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

               In consideration of the foregoing, the parties hereto agree as follows:

               1.    Definitions.

               As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                    "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

                    "1934 Act" shall mean the Securities Exchange Act of l934, as amended from time to time.

                    "Agreement"   shall  have  the  meaning  set  forth  in  the
          preamble.

                    "Closing Date" shall mean the Closing Time as defined in the Purchase Agreement.

                    "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                    "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

                    "Effectiveness  Period"  shall have the meaning set forth in
          Section 2.2 hereof.

                    "Exchange  Offer"  shall  mean  the  exchange  offer  by the
          Company  and  the  Parent  of  Exchange   Securities  for  Registrable
          Securities pursuant to Section 2.1 hereof.

                    "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.

                    "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

                    "Exchange  Period"  shall  have  the  meaning  set  forth in
          Section 2.1 hereof.

                    "Exchange Securities" shall mean the Securities, issued by the Company under the Indenture containing terms identical to the Securities in all respects (except for restrictions on transfers and restrictive legends), to be offered to Holders of Registrable Securities pursuant to the Exchange Offer.

                    "Holder" shall mean an Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

                    "Indenture" shall mean the Indenture relating to, among other debt securities, the Securities, dated as of November 4, 1999, between the Company, the Parent and Firstar Bank, N.A., as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

                    "Initial Purchaser" shall have the meaning set forth in the preamble.

                    "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Outstanding (as defined in the Indenture) Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company and other obligors on the Securities or any Affiliate (as defined in the Indenture) of the Company shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

                    "NASD" shall mean the National Association of Securities Dealers, Inc.

                    "Parent" shall have the meaning set forth in the preamble and shall also include the Parent's successors.

                    "Participating Broker-Dealer" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any other broker-dealer which makes a market in the Securities and exchanges Registrable Securities in the Exchange Offer for Exchange Securities.

                    "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                    "Private  Exchange"  shall  have the  meaning  set  forth in
          Section 2.1 hereof.

                    "Private Exchange Securities" shall have the meaning set forth in Section 2.1 hereof.

                    "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                    "Purchase Agreement" shall have the meaning set forth in the preamble.

                    "Registrable Securities" shall mean the Securities and, if issued, the Private Exchange Securities; provided, however, that the Securities and, if issued, the Private Exchange Securities, shall cease to be Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the 1933 Act and such securities shall have been disposed of pursuant to such Registration Statement, (ii) such securities have been sold to the public pursuant to Rule l44 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such securities shall have ceased to be outstanding or (iv) the Exchange Offer is consummated (except in the case of Securities purchased from the Company and continued to be held by the Initial Purchaser).

                    "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Parent with this Agreement, including without limitation: (i) all SEC, stock exchange or the NASD registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities and any filings with the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and the Parent and of the independent public accountants of the Company and the Parent, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Trustee, and any escrow agent or custodian, (viii) in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one special counsel designated in writing by the Majority Holders to represent the Holders of Registrable Securities and (ix) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company and the Parent in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

                    "Registration Statement" shall mean any registration statement of the Company and the Parent which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                    "SEC" shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

                    "SEC Order" shall have the meaning set forth in Section 2.1.

                    "Securities" shall have the meaning set forth in the preamble.

                    "Shelf Registration" shall mean a registration effected pursuant to Section 2.2 hereof.

                    "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Parent pursuant to the provisions of Section 2.2 of this Agreement which covers all of the Registrable Securities or all of the Private Exchange Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                    "TIA" shall mean Trust Indenture Act of 1939, as amended.

                    "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                    "Underwriter" shall have the meaning set forth in Section 4 hereof.

               2. Registration Under the 1933 Act.

               2.1 Exchange Offer. Except as provided in Section 2.2 and to the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company and the Parent shall, for the benefit of the Holders, at the cost of the Company and the Parent, (A) prepare and, as soon as practicable but not later than 135 days following the Closing Date, use their reasonable best efforts to file with the SEC an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Registrable Securities (other than Private Exchange Securities), of a like principal amount of Exchange Securities, (B) use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act within 180 days of the Closing Date, (C) use their reasonable best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) use their reasonable best efforts to cause the Exchange Offer to be consummated not later than 45 days after the effective date of the Exchange Offer Registration Statement. The Exchange Securities will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Parent shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, (b) is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, (c) acquired the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act and under state securities or blue sky laws.

               In connection with the Exchange Offer, the Company and the Parent shall:

                    (a) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                    (b) keep the Exchange Offer open for acceptance for a period of not less than 20 business days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

                    (c) utilize the services of the Depositary for the Exchange Offer;

                    (d) permit Holders to withdraw tendered Registrable Securities at any time prior to 5:00 p.m. (Eastern Time), on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder's election to have such Securities exchanged;

                    (e) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchaser and Participating Broker-Dealers as provided herein); and

                    (f) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

               If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Securities acquired by it and having the status of an unsold allotment in the initial distribution, the Company and the Parent upon the request of the Initial Purchaser shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer and subject to compliance with applicable securities laws, issue and deliver to the Initial Purchaser in exchange (the "Private Exchange") for the Securities held by the Initial Purchaser, a like principal amount of debt securities of the Company on a senior basis, that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Securities (the "Private Exchange Securities").

               The Exchange Securities and the Private Exchange Securities shall be issued under the Indenture which has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture but that the Private Exchange Securities shall be subject to such transfer restrictions. The Indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as and the Company and the Parent shall use all commercially reasonable efforts to have the Private Exchange Securities bear the same CUSIP number as the Exchange Securities. Neither the Company nor the Parent shall have any liability under this Agreement solely as a result of such Private Exchange Securities not bearing the same CUSIP number as the Exchange Securities.

               As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Company and the Parent shall:

                    (i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

                    (ii) accept for exchange all Securities properly tendered pursuant to the Private Exchange;

                    (iii)   deliver  to  the   Trustee  for   cancellation   all
          Registrable Securities so accepted for exchange; and

                    (iv) cause the Trustee promptly to authenticate and deliver Exchange Securities or Private Exchange Securities, as the case may be, to each Holder of Registrable Securities so accepted for exchange in a principal amount equal to the principal amount of the Registrable Securities of such Holder so accepted for exchange.

               Interest on each Exchange Security and Private Exchange Security will accrue from the last date on which interest was paid on the Registrable Securities surrendered in exchange therefor or, if no interest has been paid on the Registrable Securities, from the date of original issuance. The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than (i) that the Exchange Offer or the Private Exchange, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Registrable Securities in accordance with the Exchange Offer and the Private Exchange, (iii) that each Holder of Registrable Securities exchanged in the Exchange Offer shall have represented that all Exchange Securities to be received by it shall be acquired in the ordinary course of its business and that at the time of the consummation of the Exchange Offer it shall have no arrangement or understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the 1933 Act available and (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer or the Private Exchange which, in the judgment of the Company and the Parent, would reasonably be expected to impair the ability of the Company and the Parent to proceed with the Exchange Offer or the Private Exchange and that the Exchange Offer and the Private Exchange shall comply with the provisions of the SEC's Release No. 35-27069, 70-9455 dated as of August 26, 1999 by which the Parent and the Company are bound (the "SEC Order"). The Company and the Parent shall inform the Initial Purchaser of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

               2.2 Shelf Registration. (i) If the law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC, U.S. Department of the Treasury or the Internal Revenue Service do not permit or make it impractical or inadvisable for the Company and the Parent to effect the Exchange Offer as contemplated by Section 2.1 hereof, (ii) if for any other reason the Exchange Offer Registration Statement is not declared effective within 180 days following the Closing Date or the Exchange Offer is not consummated within 45 days after effectiveness of the Exchange Offer Registration Statement (provided that if the Exchange Offer Registration Statement shall be declared effective after such 180-day period or if the Exchange Offer shall be consummated after such 45-day period, then the obligation of the Company and the Parent under this clause (ii) arising from the failure of the Exchange Offer Registration Statement to be declared effective within such 180-day period or the failure of the Exchange Offer to be consummated within such 45-day period, respectively, shall terminate), (iii) upon the request of the Initial Purchaser within 90 days following the consummation of the Exchange Offer or (iv) if, as a result of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC or otherwise, a Holder (other than the Initial Purchaser holding securities acquired directly from the Company) is not permitted to participate in the Exchange Offer or does not receive fully tradeable Exchange Securities pursuant to the Exchange Offer, then in case of each of clauses (i) through (iv) the Company and the Parent shall, at their cost:

                    (a) To the extent not prohibited by any applicable law or applicable interpretations thereof by the staff of the SEC or otherwise, as promptly as practicable, use their reasonable best efforts to file with the SEC and thereafter to cause to be declared effective as promptly as practicable but no later than 210 days after the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement.

                    (b) Use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the Closing Date, or for such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Securities (the "Effectiveness Period"); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the 1933 Act and as otherwise provided herein.

                    (c) Notwithstanding any other provisions hereof, use their reasonable best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, however, that clauses (ii) and (iii) shall not apply to any information relating to the Initial Purchaser or any Holder furnished to the Company in writing by the Initial Purchaser or Holder expressly for use in the Shelf Registration Statement.

               The Company and the Parent further agree, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

               2.3 Expenses. The Company and the Parent shall pay all Registration Expenses in connection with the registration pursuant to Section
2.1 or 2.2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

               2.4. Effectiveness.

               (a) The Company and the Parent will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if the Company and the Parent voluntarily take any action that would, or omit to take any action which omission would, result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law, as contemplated by clause (i) of Section 2.2, or, in the case of the Exchange Offer Registration Statement, such action would violate the provisions of the SEC Order.

               (b) An Exchange Offer Registration  Statement pursuant to Section
          2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

               (c) Notwithstanding anything in this Agreement to the contrary, during the Effectiveness Period, upon notice to the Holders of the Securities (as described in Section 3(e)(viii) hereunder), the Company and the Parent may suspend the availability of the Shelf Registration Statement for up to two (2) periods of up to 30 consecutive days each, but not more than an aggregate of 30 days during any 365-day period, if the board of directors of the Company and the Parent in their respective reasonable judgments believe that they may possess material non-public information that makes it advisable to so suspend the availability of the Shelf Registration Statement.

               3.   Registration Procedures.

               In connection with and subject to the rights and the obligations of the Company and the Parent with respect to Registration Statements pursuant to Sections 2.1, 2.2 and 2.4(c) hereof, the Company and the Parent shall:

               (a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company and the Parent, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein and (iv) shall comply in all material respects with the requirements of Regulation S-T under the 1933 Act, and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

               (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof (including sales by any Participating Broker-Dealer);

               (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least five business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               (d) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that neither the Company nor the Parent shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

               (e) notify promptly each Holder of Registrable Securities under a Shelf Registration or any Participating Broker-Dealer who has notified the Company and the Parent that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company and the Parent contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Company or the Parent of any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Securities, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vii) of any determination by the Company and the Parent that a post-effective amendment to such Registration Statement would be appropriate and (viii) of any determination to suspend the use of the Shelf Registration Statement under Section 2.4(c);

               (f) (A) in the case of the Exchange Offer Registration  Statement
          (i) include in the  Exchange  Offer  Registration  Statement a section entitled  "Plan of  Distribution"  which  section  shall be reasonably acceptable to Merrill Lynch on behalf of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of Merrill Lynch on behalf of the Participating Broker-Dealers and its counsel, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company and the Parent the notice referred to in
          Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

               "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer;" and

          (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act; and

                    (B) in the case of any Exchange Offer Registration Statement, the Company and the Parent agree to deliver to the Initial Purchaser on behalf of the Participating Broker-Dealers upon the effectiveness of the Exchange Offer Registration Statement (i) an opinion of counsel or opinions of counsel substantially in the form attached hereto as Exhibit A, (ii) officers' certificates substantially in the form customarily delivered in a public offering of debt securities and (iii) a comfort letter or comfort letters in customary form to the extent permitted by Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (or if such a comfort letter is not permitted, an agreed upon procedures letter in customary form) from the independent certified public accountants of the Company and the Parent (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Parent or of any business acquired by the Company or the Parent for which financial statements are, or are required to be, included in the Registration Statement) at least as broad in scope and coverage as the comfort letter or comfort letters delivered to the Initial Purchaser in connection with the initial sale of the Securities to the Initial Purchaser;

               (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchaser and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

               (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

               (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

               (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Registrable Securities;

               (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v), 3(e)(vi) and 3(e)(viii) hereof, as promptly as practicable after the occurrence of such an event, use their reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Company and the Parent determine that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company and the Parent agree promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

               (l) in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchaser on behalf of such Holders; and make representatives of the Company and the Parent as shall be reasonably requested by the Holders of Registrable Securities, or the Initial Purchaser on behalf of such Holders, available for discussion of such document upon reasonable advance notice. In connection with such discussions, the Holders or the Initial Purchaser, on behalf of such Holders, shall use their reasonable best efforts to minimize any disruption to the business of the Company and the Parent;

               (m) obtain a CUSIP number for all Exchange Securities, Private Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Securities, Private Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

               (n) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

               (o) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                    (i) make such  representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                    (ii) obtain opinions of counsel to the Company and the Parent and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                    (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Parent (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Parent or of any business acquired by the Company or the Parent for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Registrable Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                    (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

                    (v) if an underwriting  agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

                    (vi) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any.

          The above shall be done at (i) the effectiveness of such Registration Statement (and each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder;

               (p) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make available for inspection by representatives of the Holders of the Registrable Securities, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and any counsel or accountant retained by any of the foregoing, all financial and other records, pertinent corporate documents and properties of the Company and the Parent reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company and the Parent to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Company and the Parent available for discussion of such documents as shall be reasonably requested by the Initial Purchaser;

               (q) (i) in the case of an Exchange Offer Registration Statement, a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchaser and to counsel to the Holders of Registrable Securities and make such changes in any such document prior to the filing thereof as the Initial Purchaser or counsel to the Holders of Registrable Securities may reasonably request and, except as otherwise required by applicable law, not file any such document in a form to which the Initial Purchaser on behalf of the Holders of Registrable Securities and counsel to the Holders of Registrable Securities shall not have previously been advised and furnished a copy of or to which the Initial Purchaser on behalf of the Holders of Registrable Securities or counsel to the Holders of Registrable Securities shall reasonably object, and make the representatives of the Company and the Parent available for discussion of such documents as shall be reasonably requested by the Initial Purchaser; and

               (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities, to the Initial Purchaser, to counsel for the Holders and to the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, make such changes in any such document prior to the filing thereof as the Initial Purchaser, the counsel to the Holders or the underwriter or underwriters reasonably request and not file any such document in a form to which the Majority Holders, the Initial Purchaser on behalf of the Holders of Registrable Securities, counsel for the Holders of Registrable Securities or any underwriter shall not have previously been advised and furnished a copy of or to which the Majority Holders, the Initial Purchaser of behalf of the Holders of Registrable Securities, counsel to the Holders of Registrable Securities or any underwriter shall reasonably object, and make the representatives of the Company and the Parent available for discussion of such document as shall be reasonably requested by the Holders of Registrable Securities, the Initial Purchaser on behalf of such Holders, counsel for the Holders of Registrable Securities or any underwriter.

               (r) following effectiveness of a Registration Statement, use their reasonable best efforts to cause all Exchange Securities to be listed on the New York Stock Exchange if requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Exchange Securities, if any;

               (s) in the case of a Shelf Registration, use their reasonable best efforts to cause the Registrable Securities to be rated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

               (t) otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Parent covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

               (u) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

               (v) upon consummation of an Exchange Offer or a Private Exchange, obtain a customary opinion of counsel to the Company and the Parent addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or Private Exchange, and which includes an opinion that (i) each of the Company and the Parent has duly authorized, executed and delivered the Exchange Securities and/or Private Exchange Securities, as applicable, and the related indenture, and (ii) each of the Exchange Securities and related indenture constitute a legal, valid and binding obligation of the Company and the Parent, enforceable against the Company and the Parent in accordance with its respective terms (with customary exceptions).

               In the case of a Shelf Registration Statement, the Company and the Parent may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities (i) to furnish to the Company and the Parent such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company and the Parent may from time to time reasonably request and (ii) to agree in writing to be bound by this Agreement, including the indemnification provisions.

               In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company and the Parent of the happening of any event or the discovery of any facts, each of the kind described in Sections 3(e)(v) and 3(e)(viii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Company and the Parent, such Holder will deliver to the Company and the Parent (at its expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

               If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be acceptable to the Company and the Parent. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

               4. Indemnification; Contribution.

               (a) The Company and the Parent jointly and severally agree to indemnify and hold harmless the Initial Purchaser, each Holder, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an "Underwriter") and each Person, if any, who controls any Holder or Underwriter within the meaning of
          Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                    (i) against any and all loss,  liability,  claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability,  claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company and the Parent; and

                    (iii)  against any and all expense  whatsoever,  as incurred
               (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

          provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

               (b) Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company, the Parent, the Initial Purchaser, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, the Parent, the Initial Purchaser, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

               (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In addition, the indemnifying party shall be entitled to, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of any claim or action brought against an indemnified party with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchaser shall have the right to employ one counsel to represent it and its officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchaser against the Company and the Parent under this Section 4 if, in the reasonable judgment of the Initial Purchaser, either (i) there is an actual or potential conflict between the position of the Company and the Parent on the one hand and the Initial Purchaser on the other hand or (ii) there may be defenses available to it or them that are different from or additional to those available to the Company and Parent (in any of which events the Company shall not have the right to direct the defense of such action on behalf of the Initial Purchaser with respect to such different defenses), in any of which events such reasonable fees and expenses shall be borne by the Company and Parent. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company and the Parent on the one hand and the Holders and the Initial Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               The relative fault of the Company and the Parent on the one hand and the Holders and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Parent, the Holders or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company, the Parent, the Holders and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

               Notwithstanding the provisions of this Section 4, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it were offered exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

               No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               For purposes of this Section 4, each Person, if any, who controls the Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Initial Purchaser or Holder, and each director of the Company, the Parent and each Person, if any, who controls the

Company  or the  Parent  within  the  meaning  of  Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Parent.

               5. Miscellaneous.

               5.1 Rule 144 and Rule 144A. For so long as the Parent is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Parent covenants that it will file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Parent ceases to be so required to file such reports, the Parent covenants that it will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Parent will deliver to such Holder a written statement as to whether it has complied with such requirements. The Company shall not be subject to the requirements of this Section 5.1, provided, that, it obtains no-action relief from the SEC regarding its reporting requirements under
Section 13 or 15 of the 1934 Act and under the 1933 Act.

               5.2 No Inconsistent Agreements. Neither the Company nor the Parent has entered into and neither the Company nor the Parent will after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company's or the Parent's other issued and outstanding securities under any such agreements.

               5.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Parent have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

               5.4 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company or the Parent, as the case may be, by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to the Initial Purchaser; (b) if to the Company, initially at the Company's address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.4 and (c) if to the Parent, initially at the Parent's address set forth in Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.4.

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

               Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

               5.5 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

               5.6 Third Party Beneficiaries. The Initial Purchaser (even if the Initial Purchaser is not a Holder of Registrable Securities) shall be a third party beneficiary to the agreements made hereunder between the Company and the Parent, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company and the Parent, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

               5.7. Specific Enforcement. Without limiting the remedies available to the Initial Purchaser and the Holders, the Company and the Parent acknowledge that any failure by the Company and the Parent to comply with its obligations under Sections 2.1 through 2.4 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Company and the Parent under Sections 2.1 through 2.4 hereof.

               5.8. Restriction on Resales. Until the expiration of two years after the original issuance of the Securities and the related guarantees, the Company and the Parent will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Securities and related guarantees which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities and related guarantees submit such Securities and related guarantees to the Trustee for cancellation.

               5.9 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               5.10 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               5.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

               5.12 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        ALLIANT ENERGY RESOURCES, INC.



                                        By: /s/ Edward M. Gleason
                                            ----------------------------------
                                             Name: Edward M. Gleason
                                             Title: Vice President-Treasurer and
                                                    Corporate Secretary


                                        ALLIANT ENERGY CORPORATION,



                                        By: /s/ Edward M. Gleason
                                            ----------------------------------
                                             Name: Edward M. Gleason
                                             Title: Vice President-Treasurer and
                                                    Corporate Secretary


Confirmed and accepted as of
the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
       INCORPORATED



By: /s/ Mary E. Ryan
    ----------------------------------
    Name: Mary E. Ryan
    Title: Vice President

                                                                       Exhibit A

                           Form of Opinion of Counsel


Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

               We have acted as counsel for Alliant Energy Resources, Inc., a Wisconsin corporation (the "Company"), and Alliant Energy Corporation, a Wisconsin corporation (the "Parent"), in connection with the sale by the Company to the Initial Purchaser (as defined below) of 5,166,052 (or 5,940,960 if the over-allotment option is exercised in full) Exchangeable Senior Notes Due 2030 of the Company pursuant to the Purchase Agreement dated January 26, 2000 (the "Purchase Agreement") among the Company, the Parent, as guarantor and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Initial Purchaser") and the filing by the Company and the Parent of an Exchange Offer Registration Statement (the "Registration Statement") in connection with an Exchange Offer to be effected pursuant to the Registration Rights Agreement (the "Registration Rights Agreement"), dated February 1, 2000 among the Company, the Parent and the Initial Purchaser. This opinion is furnished to you pursuant to Section 3(f)(B) of the Registration Rights Agreement. Unless otherwise defined herein, capitalized terms used in this opinion that are defined in the Registration Rights Agreement are used herein as so defined.

               We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. In rendering this opinion, as to all matters of fact relevant to this opinion, we have assumed the completeness and accuracy of, and are relying solely upon, the representations and warranties of the Company and the Parent set forth in the Purchase Agreement and the statements set forth in certificates of public officials and officers of the Company and the Parent, without making any independent investigation or inquiry with respect to the completeness or accuracy of such representations, warranties or statements, other than a review of the certificate of incorporation, by-laws and relevant minute books of the Company and the Parent.

               Based on and subject to the foregoing, we are of the opinion that:

               1. The Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical data and supplemental schedules included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations promulgated under the 1933 Act.

               We have participated in the preparation of the Registration Statement and the Prospectus and in the course thereof have had discussions with representatives of the Underwriters, officers and other representatives of the Company, the Parent and Arthur Andersen LLP, the independent certified public accountants of the Company and the Parent, during which the contents of the Registration Statement and the Prospectus were discussed. We have not, however, independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus. Based on our participation as described above, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical data included therein as to which we make no statement) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented Prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               This opinion is being furnished to you solely for your benefit in connection with the transactions contemplated by the Registration Rights Agreement, and may not be used for any other purpose or relied upon by any person other than you. Except with our prior written consent, the opinions herein expressed are not to be used, circulated, quoted or otherwise referred to in connection with any transactions other than those contemplated by the Registration Rights Agreement by or to any other person.

                                         Very truly yours,



                                       2